Nasdaq:ENVB

ENVERIC BIOSCIENCES

NEXT GENERATION MENTAL HEALTH™

Q2 2026 | CORPORATE PRESENTATION

Driving Innovation in Mental Health Therapeutics

Enveric.com

Disclaimer

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric Biosciences, Inc.'s ("Enveric Biosciences") current expectations or forecasts of future events. Forward looking statements do not include statements of historical fact. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance and results of prospective products. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- Enveric Biosciences' dependence on the success of its prospective product candidates, which are in early stages of development and may not reach a particular stage in development, receive regulatory approval or be successfully commercialized;
- potential difficulties that may delay, suspend, or scale back Enveric Biosciences' efforts to advance additional early research programs through preclinical development and investigational new drug application filings and into clinical development;
- the limited study on the effects of psychedelic-inspired drug candidates, and the chance that future clinical research studies may lead to conclusions that dispute or conflict with Enveric Biosciences' understanding and belief regarding the medical benefits, viability, safety, efficacy, dosing, and social acceptance of psychedelic-inspired drug candidates;
- the fact that the psychedelic-inspired medicines industry and market are relatively new and the industry may not succeed in the long term;
- the fact that psychedelic-inspired drug candidates Enveric Biosciences is developing or may develop in the future may be subject to controlled substance laws and regulations in the United States and other countries where the product will be marketed, and failure to comply with these laws and regulations, or the cost of compliance with these laws and regulations, may adversely affect the results of Enveric Biosciences' business operations and financial condition;
- the expensive, time-consuming, and uncertain nature of clinical trials, which are susceptible to change, delays, termination, and differing interpretations;
- the ability to establish that potential products are efficacious or safe in preclinical or clinical trials;
- the fact that Enveric Biosciences' current and future preclinical and clinical studies may be conducted outside the United States, and the United States Food and Drug Administration may not accept data from such studies to support any new drug applications Enveric Biosciences may submit after completing the applicable developmental and regulatory prerequisites;
- Enveric Biosciences' ability to effectively and efficiently build, maintain and legally protect its molecular derivatives library so that it can be an essential building block from which those in the biotech industry can develop new patented products;
- Enveric Biosciences' ability to establish or maintain collaborations on the development of therapeutic candidates;
- Enveric Biosciences' ability to obtain appropriate or necessary governmental approvals to market potential products;
- Enveric Biosciences' ability to manufacture product candidates on a commercial scale or in collaborations with third parties;
- Enveric Biosciences' significant and increasing liquidity needs and potential requirements for additional funding;
- Enveric Biosciences' ability to obtain future funding for developing products and working capital and to obtain such funding on commercially reasonable terms;
- legislative changes related to and affecting the healthcare system, including, without limitation, changes and proposed changes to the Patient Protection and Affordable Care Act;
- the intense competition Enveric Biosciences' faces, often from companies with greater resources and experience than Enveric Biosciences;
- Enveric Biosciences' ability to retain key executives and scientists;
- the ability to secure and enforce legal rights related to Enveric Biosciences' products, including intellectual property rights and patent protection;
- Enveric Biosciences' success at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Nasdaq:ENVB

Neuroplastogens Redefining the Next Wave of Psychiatric Treatment

Emerging psychedelic and non-hallucinogenic compounds are demonstrating the potential to drive rapid neural plasticity and transform treatment paradigms.

Psychiatry Faces a Major Innovation Gap

- Neuropsychiatric disorders affect billions worldwide
- Large and growing commercial opportunity
- Existing treatment landscape remains crowded
- Significant unmet need persists for patients despite currently available therapies


pharmacy
Rx

Neuroplastogens May Enable Circuit-Level Repair

- Designed to promote neural plasticity
- Targets underlying network dysfunction
- Potential for durable therapeutic benefit
- Supported by growing industry validation

Enveric's Differentiated Approach

- Design non-hallucinogenic neuroplastogen compounds
- Oral small molecule to simplify outpatient treatment paradigms
- Dual 5-HT2A and 5-HT1B modulation to promote adaptive neuroplasticity and emotional stability



Clinical Validation | Regulatory Momentum | Pharma Interest | Commercial Potential for Scalable Neuroplastic Medicines

*Source: WHO, NIH

Significant Market Opportunities Across Neuropsychiatry

3.5+ BILLION*

Patients Across Target Indications

$90+ BILLION**

Total Addressable Market

PTSD | DEPRESSION | ANXIETY | ADDICTION | OCD | MIGRAINE

Many patients remain inadequately treated in multiple indications

*Source: NIH, WHO, WHO, WHO, WHO, Science Direct, NIH, WHO, NIH. Patients reporting multiple indications may be included in more than one category and may therefore be counted more than once.

**Source: PMR, GVR, R&D, GVR, CMR, R&M, BRI, MI, GVR.

The Current Treatment Paradigm

More than **150 FDA-approved drugs** are currently used to treat psychiatric disorders.



Weeks
Months
Years
Diagnosis
Start Treatment
Limited Early Symptom Improvement
Dose Adjustments
Ongoing Chronic Therapy
Day 1
Day 1
Weeks-Months
Months - Years
Indefinite

Meaningful Limitations Remain

- Most current therapies are decades old
- Symptom improvement often takes weeks to months
- Long-term daily dosing is typically required *

*Source: APA Depression Guideline (2019); NICE Depression in Adults Guideline NG222 (2022); STAR*D Trial (NIMH); Al-Harbi KS. *Treatment-Resistant Depression: Therapeutic Trends and Future irections* (2012); CANMAT Clinical Practice Guidelines for the Management of Major Depressive Disorder (2023).

Neuroplastogens: A New Class of Drugs

Promotes neuroplasticity in Prefrontal Cortex (PFC) and restores normal function


Prefrontal Cortex

The Healthy Brain

Dynamic coordination between the PFC and the limbic system regulates emotional responses[1]

These connections enable "rational" modulation of intense emotional impulses driven by fear, anger, and despair

Neuropsychiatric Disorders

Characterized by significant loss of neural connectivity in various regions of the brain[2]

Weakened PFC-limbic connections lead to symptoms of anxiety, depression, fear

Neuroplastogens

Promote neuroplasticity in the PFC and regions of the limbic system restoring neural connectivity and emotional regulation[3]

Believed to be key determinant in the treatment of various mental illnesses (GAD, MDD, PTSD, SUD,...)

[1]Casey *et al* (1999) Neuro Letters 693:29-34;
[2]Appelbaum *et al* (2023) Neuropsychopharmacology 48:113-120;
[3]Agnorelli *et al* (2025) Neuroscience & Behavioral Rev 172

Big Pharma Validation of Neuroplastogen Hypothesis

Neuroplasticity: new treatment paradigm for neuropsychiatry

Recent Acquisitions

abbvie	GILGAMESH	$1.2 B acquisition* of Bretisilocin • On Phase 2A completion * $900 M upfront
Otsuka	transcend THERAPEUTICS	$1.225 B acquisition** • On Phase 2 completion ** $700 M upfront

Non -hallucinogenic Neuroplastogens:
Potential Advantage Over Psychedelics

Psychedelics	Potential Advantage	Non-hallucinogenic neuroplastogens



- Access to much larger treatable patient population
- Chronic or repeat administration
- Lower regulatory and commercialization friction
- Stronger compatibility with mainstream healthcare infrastructure
- Improved intellectual property and product differentiation


Prescription

EB-003: Dual 5-HT2A Partial Agonist & 5-HT1B Agonist

Partial 5-HT2A agonism may **promote cortical plasticity**, while **5-HT1B agonism** may **stabilize subcortical circuits, reducing anxiety and depression symptoms**[1].

Together, they may enable the brain to learn, adapt, and maintain healthier patterns of thought, emotion, and behavior.

5-HT2A Receptors (Post-Synaptic) → **Proposed Action**
Enhances cortical plasticity and network flexibility

5-HT2A PARTIAL AGONISM
Primarily Post-synaptic

On layer V pyramidal neurons in cortex.

Promotes neuroplasticity, network flexibility, and adaptive learning.

→ CORTICAL PLASTICITY PATHWAY
(Excitatory / Facilitator)

Enhances cortical network communication, plasticity, and adaptive learning



Prefrontal Cortex
Cognitive control, flexibility, regulation
Amygdala
Threat detection, fear, emotional salience
Hippocampus
Context, memory, extinction learning
Nucleus Accumbens (Ventral Striatum)
Reward, motivation, anhedonia
BNST
Sustained anxiety, stress response
Basal Ganglia (Dorsal Striatum)
Habit formation, action selection, impulsivity

5-HT1B Receptors (Pre-Synaptic) ⊣ **Proposed Action**
Modulates (may reduce) neurotransmitter release and overactive circuit signaling

5-HT1B FULL AGONISM
Primarily Pre-synaptic

On key subcortical circuits.

May dampen maladaptive signaling and overactive circuit activity.

⊣ CIRCUIT STABILIZING PATHWAY
(Inhibitory / Dampening)

May beneficially modulate emotional, reward, and habit circuits

[1] Tiger et al., *Psychopharmacology*, 2018;235(5):1317-1334. PMID: 29546551.

Important: This is a hypothesized mechanism based on receptor pharmacology and published literature. Clinical validation of efficacy and mechanism is ongoing.

Target Product Profile

EB-003	Novel, non-hallucinogenic neuroplastogen for the treatment of neuropsychiatric disorders
Indication(s)	MDD, GAD, PTSD, TRD
Patient population	Adults
Mechanism of action	5-HT2A partial agonist and 5-HT1B full agonist
Modality	Small molecule DMT analog
Administration	Oral, once daily possibly once weekly; 4 – 6 week treatment
Differentiation	Novel selective targeting of 5-HT2A and 5-HT1B; improved efficacy; non-hallucinogenic; no cardiovascular liability; no abuse liability; neuroplastogen

MDD, major depressive disorder; GAD, generalized anxiety disorder; PTSD, posttraumatic stress disorder; TRD, treatment resistant depression

Data Supporting Target Product Profile

Non-hallucinogenic

- ✓ Mouse: head-twitch response results
- ✓ Mouse: monitored during oral PK study – no observed effects
- ✓ Rat: monitored during oral PK study – no observed effects
- ✓ Dog: monitored during oral PK study – no observed effects
- ✓ DRF showed no observed effects
- ✓ Mouse: monitoring during efficacy studies

Neuroplastogen

- ✓ *In vitro*: neuronal development
- ✓ Mouse: durable effects observed in anxiety model

Oral

- ✓ Mouse: oral PK exposure in brain & plasma
- ✓ Rat: oral PK exposure in brain & plasma
- ✓ Dog: oral PK exposure in plasma
- ✓ *In vitro:* metabolic stability (MAO, liver microsomes)

Limited / no abuse potential

- ✓ *In vitro*: Eurofins Abuse Potential Screen Results

1st Indication: anxiety, depression, or other

- ✓ Mouse: effects in anxiety (MB), depression (SP, OSST), PTSD (FE)

Abbreviations: PK – pharmacokinetic; MOA – mechanism of action; MB – marble burying test; SP – sucrose preference test; OSST – open-space swim test; FE-PTSD – Fear extinction/post-traumatic stress disorder; DRF – dose range finding

EB-003 Program Timeline Through Phase 1B


2026
2027
2028
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
CMC for Phase 1 trials
CMC for Phase 2 trials
Ongoing MoA studies (non-IND-enabling)
IND Prep & Submission
IND
Top Line
Phase 1A
Top Line
Phase 1B
IND-Enabling GLP Studies
Phase 1A
Phase 1B
To IND Filing
To Phase 1A Top Line readout
To Phase 1B Top Line readout, includes manufacture of Phase 2 GMP drug



Phase 1A Plans

- SAD in Healthy Volunteers, 8 subjects/dose group (6 + 2 pbo subjects), 4 doses
- Additional safety monitoring for hallucinogenic effects
- To include biomarkers (e.g., qEEG, monoamine metabolites, prolactin, cortisol, ACTH, BDNF)

Phase 1B Plans

- MAD in Healthy Volunteers, 8 subjects/group (6+ 2pbo subjects), 4 doses, one cohort with food effect, 14-day treatment
- Additional safety monitoring for hallucinogenic effects
- Biomarkers (e.g., qEEG,, monoamine metabolites, prolactin, cortisol, ACTH, BDNF)
- Patient cohorts (patient type(s), number of cohorts, dose and number of patients TBD), 28-day treatment under consideration; early evaluation of efficacy
- Possible patient types include MDD, TRD, GAD, PTSD

Abbreviations: MoA – mechanism of action; CMC – chemistry, manufacturing and controls; IND – investigational new drug; GLP – good laboratory practice; GMP – good manufacturing practice; SAD – single ascending dose; pbo - placebo; qEEG – quantitative electroencephalography; ACTH – adrenocorticotropic hormone; BDNF – brain-derived neurotrophic factor; MAD – multiple ascending dose; MDD – major depressive disorder; TRD – treatment resistant depression; GAD - generalized anxiety disorder; PTSD – posttraumatic stress disorder

Enveric Pipeline

	Stage	Partner / Licensee	Milestone Payments
Available for Partnering		**Partner**	
EB-003 & EVM301 Series Neuroplastogens	Preclinical		
EVM401 Series Neuroplastogens	Discovery		
Out -Licensed		**Licensee**	
EB-002 & EVM201 Series Psilocin Prodrugs	Preclinical	MycoMedica Life Sciences	$62 Million
Topical Candidates for Radiation Dermatitis	Preclinical	Aries Science & Technology	$61 Million
Cannabinoid-COX-2 Conjugate Compounds	Preclinical	Restoration Biologics	$61 Million
Cannabinoid Conjugate Compounds	Preclinical	Restoration Biologics	$21 Million

- Portfolio of novel drug candidates
- 26 issued patents & 55 pending patent applications

Management

Management Team



Joseph Tucker, Ph.D.
Chief Executive Officer & Director



Kevin Coveney, CPA
Chief Financial Officer



Peter Facchini, Ph.D.
Chief Innovation Officer



Jillian Hagel, Ph.D.
Vice President Innovation

Board of Directors

Michael D. Webb
Board Chair

George Kegler
Director, Chair of the Audit Committee

Frank Pasqualone
Director, Chair of the Compensation and Nominating Committees

Marcus Schabacker, M.D., Ph.D.
Director, Chair of the Science and Technology Committee

Joseph Tucker, Ph.D.
Director

Sheila DeWitt, Ph.D.
Director

Scientific Advisors

Maurizio Fava, M.D.
Scientific Advisor

Stephen M. Stahl, M.D.
Scientific Advisor

John Krystal, M.D.
Scientific Advisor

Michael Leibowitz, M.D.
Scientific Advisor

Nasdaq :ENVB

ENVERIC BIOSCIENCES

Next Generation Mental Health™

Enveric.com